Exhibit 32.02
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K for the fiscal year ended December 29, 2007 of Cadence Design Systems, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Porter, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William Porter William Porter
Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) Date: February 25, 2008
A signed original of this written statement required by Section 906 has been provided to Cadence Design Systems, Inc. and will be retained by Cadence and furnished to the Securities and Exchange Commission or its staff upon request.